UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 22, 2003
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                              HCB BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Oklahoma                        0-22423                62-1670792
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization           File Number          Identification No.)



                 237 Jackson Street, SW, Camden, Arkansas 71701
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (870) 836-6841

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


              Exhibit 99               Press Release dated April 22, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On April 22, 2003, HCB Bancshares, Inc. issued a press release announcing its unaudited financial results for the quarter and nine month periods ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HCB BANCSHARES, INC.



Date:    April 22, 2003                By: /s/ Vida H. Lampkin
                                           --------------------------------
                                           Vida H. Lampkin
                                           Chairman of the Board and Interim
                                           President and Chief Executive Officer